EXHIBIT 10.3

              Material has been omitted pursuant to a request for confidential treatment and filed separately with the SEC.



August 9, 2004



Coca-Cola Enterprises Inc.
P.O. Box 1778
Atlanta, Georgia  30301

Attn:  Mr. John R. Alm, Chief Executive Officer

     Re:  1999-2010 Cold Drink Equipment Purchase Partnership
          Program ("Program")


Dear John:

This letter agreement ("Amendment") amends the letter agreement ("U.S. CAPPr Agreement") dated January 23, 2002 among The Coca-Cola Company ("TCCC") and Coca-Cola Enterprises Inc. and each of its subsidiaries holding Coca-Cola bottling contracts for the territories identified on Exhibit A to the U.S. CAPPr Agreement ("CCE"). All capitalized terms used in this Amendment have the same meaning given to them in the U.S. CAPPr Agreement unless otherwise defined herein.

Effective January 1, 2004, the parties agree to amend the U.S. CAPPr Agreement as follows:

Term
----

The "Term" paragraph of the U.S. CAPPr Agreement, which currently reads,

          "Except as otherwise provided herein, the term of this Agreement is ten (10) years, beginning as of January 1, 1999, and ending December 31, 2008 ("Term"). If CCE is required to perform any obligations of the Program after the end of the ten-year Term, such obligations of CCE shall remain in effect beyond the ten-year Term."

is hereby deleted in its entirety and replaced with the following:

          "Except as otherwise provided herein, the term of this Agreement is twelve (12) years, beginning as of January 1, 1999 and ending December 31, 2010 ("Term"). If CCE is required to perform any obligations of the Program after the end of the twelve-year Term, such obligations of CCE shall remain in effect beyond the twelve-year Term."

Purchase Plan
-------------

The first sentence of the first paragraph in the "Purchase Plan" section of the U.S. CAPPr Agreement, which currently reads,

          "CCE agrees to purchase and place 1,200,174 cumulative units of cold drink equipment over the ten (10) year period 1999-2008, as provided on Exhibit D (the "Purchase Plan"), in the CCE territories identified in Exhibit A hereto."

is hereby deleted in its entirety and replaced with the following:

          "CCE agrees to purchase and place 1,200,174 cumulative units of cold drink equipment over the twelve (12) year period 1999-2010, as provided on Exhibit D (the "Purchase Plan"), in the CCE territories identified in Exhibit A hereto."

In addition, the Purchase Plan attached to the U.S. CAPPr Agreement as Exhibit D is deleted in its entirety and replaced with the following:

           ---------------------------------------------------------------------
                       Annual        Annual            Annual         Cumulative
                       Vendors       Manual            Total
           ---------------------------------------------------------------------
            1999         ***          ***               ***               ***
           ---------------------------------------------------------------------
            2000         ***          ***               ***               ***
           ---------------------------------------------------------------------
            2001         ***          ***               ***               ***
           ---------------------------------------------------------------------
            2002         ***          ***               ***               ***
           ---------------------------------------------------------------------
            2003         ***          ***               ***               ***
           ---------------------------------------------------------------------
            2004         ***          ***               ***               ***
           ---------------------------------------------------------------------
            2005         ***          ***               ***               ***
           ---------------------------------------------------------------------
            2006         ***          ***               ***               ***
           ---------------------------------------------------------------------
            2007         ***          ***               ***               ***
           ---------------------------------------------------------------------
            2008         ***          ***               ***               ***
           ---------------------------------------------------------------------

           ---------------------------------------------------------------------
            2009         ***          ***               ***               ***
           ---------------------------------------------------------------------
            2010         ***          ***               ***         1,200,174
           ---------------------------------------------------------------------

*** Material has been omitted pursuant to a request for confidential treatment and filed separately with the SEC.

In view of the fact that fewer units of cold drink equipment will be purchased and placed in the U.S. Territories in 2004 and 2005 than originally planned, and for the fact that half of the purchases and placements originally planned for 2004 and 2005 will now occur in 2009 and 2010, CCE agrees to pay TCCC a total of $13,000,000 as follows: $1,300,000 annually in years 2004 and 2009, and
$2,600,000 annually in years 2005 through and including 2008.

This Amendment shall be executed simultaneously with the August 9, 2004 Amendment to the Cold Drink Equipment Purchase Partnership Program dated January 23, 2002 between Coca-Cola Ltd. and Coca-Cola Bottling Company (the "Canada CAPPr Agreement").

TCCC and CCE agree that this Amendment may be executed in counterparts and if so executed in counterparts, will be enforceable and effective upon the exchange of executed counterparts or the exchange of facsimile transmissions of the executed counterparts.

Except as stated herein, all other terms of the U.S. CAPPr Agreement remain unchanged.

TCCC and CCE each expressly acknowledge that this letter agreement was negotiated at arms length, is valid and enforceable according to its terms, and is supported by adequate consideration.



If this accurately reflects our agreement and understanding, please sign where indicated below and return a signed copy to me.

Sincerely,

THE COCA-COLA COMPANY


By:  /s/ Gary Fayard
     ---------------
     Gary Fayard--Executive Vice President and Chief Financial Officer


Accepted and Agreed to by
COCA-COLA ENTERPRISES INC.

By:  /s/ John R. Alm
     ---------------
     John R. Alm
     Chief Executive Officer